March 1, 2024

Summary Prospectus

Calamos Merger Arbitrage Fund

NASDAQ Symbol: CMRAX – Class A CMRCX – Class C CMRGX – Class I

Before you invest, you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund's prospectus, statement of additional information, reports to shareholders and other information about the Fund online at https://www.calamos.com/resources/. You can also get this information at no cost by calling 800.582.6959 or by sending an e-mail request to prospectus@calamos.com. The current prospectus and statement of additional information, both dated March 1, 2024 (and as each may be amended or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

Calamos Merger Arbitrage Fund's investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and/or other forms of compensation to a financial intermediary, which are not reflected in the tables or the examples below. You may qualify for sales charge discounts on purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $50,000 in Calamos Funds. More information about discounts is available from your financial professional and under "Fund Facts — What classes of shares does the Fund offer?" on page 149 of the Fund's prospectus, in the Appendix to this prospectus and "Share Classes and Pricing of Shares" on page 67 of the Fund's statement of additional information.

Shareholder Fees (fees paid directly from your investment):

	CLASS A	CLASS C	CLASS I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	CLASS A	CLASS C	CLASS I
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service Fees (12b-1)	0.25%	1.00%	None
Other Expenses[1]	4.81%	4.81%	4.81%
Total Annual Fund Operating Expenses	6.06%	6.81%	5.81%
Expense Reimbursement[2]	(4.56)%	(4.56)%	(4.56)%
Total Annual Fund Operating Expenses After Reimbursement	1.50%	2.25%	1.25%

1  "Other Expenses" are based on estimated amounts for the current fiscal year.

2  The Fund's investment advisor has contractually agreed to reimburse Fund expenses through October 31, 2026 to the extent necessary so that Total Annual Fund Operating Expenses of Class A shares, Class C shares and Class I shares are limited to 1.50%, 2.25% and 1.25% of average net assets, respectively. For purposes of these expense limitations, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, foreign tax reclaim expenses, and extraordinary expenses (as determined in the discretion of Calamos Advisors LLC ("Calamos Advisors")), such as litigation costs. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective share class's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of the reflected time periods. The example also assumes that your investment has a 5% return each year that all dividends and capital gain distributions are reinvested, that you pay a maximum initial or contingent deferred sales charge and that the Fund's operating expenses remain the same. Any applicable fee waivers and/or expense reimbursements are reflected in the below

MARPRO 030124

Calamos Merger Arbitrage Fund

examples for the period through October 31, 2026. Although your actual performance and costs may be higher or lower, based on these assumptions, your costs would be:

You would pay the following expenses if you redeemed your shares at the end of the period:

	One Year	Three Years
Class A	423	893
Class C	328	861
Class I	127	559

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years
Class A	423	893
Class C	228	861
Class I	127	559

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. During the period from September 29, 2023 (commencement of operations) through October 31, 2023, the Fund's portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

The Fund utilizes an actively managed merger arbitrage strategy by establishing long and short positions in the securities of companies that are involved in significant corporate events or transactions, such as mergers, acquisitions and other buy-out transactions. The Fund seeks to achieve its investment objective by generating absolute, uncorrelated returns to equity and fixed income markets. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stock, convertible securities, special purpose acquisition companies or similar special purpose entities (collectively, "SPACs"), preferred stock, corporate bonds, warrants and options of U.S. and non-U.S. companies (including in emerging markets) which are involved, or which Calamos Advisors believes will be involved, in a variety of significant corporate events including, but not limited to mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate transactions ("merger-arbitrage investments"). During market conditions when there are fewer corporate events or transactions as described above, the Fund may invest a significant portion of its assets in securities issued by the U.S. Government, its agencies or government-sponsored enterprises or cash and cash equivalents in anticipation of merger arbitrage investment opportunities.

The Fund's investment process focuses on identifying desirable risk-adjusted opportunities to capture the "spread" between the price at which a target company's stock trades following an announcement that it is to be acquired or participate in another corporate transaction and the ultimate price to be paid for such stock upon completion of the transaction. The Fund will establish short positions in securities of such companies. The Fund may seek to purchase securities at prices only slightly below the anticipated value to be paid or exchanged for such securities in the merger, exchange offer or cash tender offer (and substantially above the price at which such securities traded immediately prior to the announcement of the merger, exchange offer or cash tender offer). Likewise, when Calamos Advisors believes it is likely that a transaction will not be consummated, the Fund may take short positions in such securities in order to seek to capture the difference attributable to the perceived market overvaluation of the acquisition target. The Fund may hold short positions in the target company and/or the acquiring company in a corporate transaction. In addition to holding a long position with respect to a company, part of the Fund's merger arbitrage strategy may include holding a short position to hedge risk in the Fund's portfolio.

The investment team utilizes both quantitative and fundamental research to identify those transactions which it believes provide desirable risk-adjusted opportunities. The fundamental research encompasses analysis of (i) the macro conditions that could influence the timing or probability of transaction completion, (ii) the specific facts and circumstances surrounding a transaction, and (iii) the valuation of the company as a standalone business in the event that the transaction is not consummated. While the team seeks to identify spreads that imply a mispriced transaction completion or duration risk, they will also look for other market-driven opportunities embedded in the "spread," including inefficiencies due to liquidity constraints in the arbitrage market or dislocations in merger spreads caused by other factors. The quantitative process consists of proprietary analysis surrounding both valuation (including valuation of derivatives on the equity of the target company) and other market conditions (e.g., liquidity).

Calamos Merger Arbitrage Fund

The investment team will employ a variety of strategies to seek to manage the risks associated with the Fund's strategies, which may include investing across the capital structure of a company, most notably by investing in convertible securities (including synthetic convertible securities), other derivative instruments, including options, as well as corporate debt. The convertible securities in which the Fund invests may be either debt securities or preferred stocks that can be exchanged for common stock.

The Fund may invest significantly in SPACs. A SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments. The Fund may invest in SPACs for a variety of investment purposes, including to achieve income. Some SPACs provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. The Fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition. For purposes of the Fund's 80% policy discussed above, a SPAC is considered to be a merger-arbitrage investment throughout its life cycle.

The Fund may invest in certain companies that have alternative business structures, such as Master Limited Partnerships ("MLPs"). MLPs are publicly traded partnerships that trade on public securities exchanges similar to the shares of a corporation, without entity level taxation. In addition, the Fund may also invest in the real estate industry, including real estate investment trusts (REITs) and non-investment grade bonds (high yield or "junk bonds").

The Fund may invest up to 35% of its net assets in foreign securities, including securities in emerging markets. Foreign securities are securities issued by issuers that are organized under the laws of a foreign country or that have a substantial portion of their operations or assets in a foreign country or countries, or that derive a substantial portion of their revenue or profits from businesses, investments or sales outside of the United States. The Fund's investments in foreign securities include stocks of foreign companies that are represented in the United States securities markets by American Depositary Receipts ("ADRs") or similar depository arrangements. The Fund's foreign debt investments can be denominated in U.S. dollars or in foreign currencies. Debt securities issued by a foreign government may not be supported by the "full faith and credit" of that government.

A synthetic convertible instrument is designed to simulate the economic characteristics of a convertible security through the combined features of a debt instrument, or loan, and a security providing an option on an equity security. The Fund may establish a synthetic convertible instrument by combining a fixed-income security with the right to acquire an equity security. The fixed-income and equity option components may have different issuers, and either component may change at any time.

The Fund may utilize derivatives to enhance return and yield potential and also for risk management purposes by buying or selling options to (i) pursue upside capture opportunities (ii) hedge downside risk or (iii) enhance portfolio yield. When seeking to generate income from option premiums, the Fund will write (sell) options, which could include the use of both call and put options. The Fund may write call options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund's portfolio and/or on broad-based securities indexes (such as the S&P 500 or MSCI EAFE) or ETFs (exchange traded funds).

The Fund is classified as "non-diversified" under the Investment Company Act of 1940 (the "1940 Act"). The Fund's ability to broadly diversify its holdings is impacted by the number of merger arbitrage opportunities that exist and, as a result, may not meet the tests for being classified as a diversified fund.

Principal Risks

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. The risks associated with an investment in the Fund can increase during times of significant market volatility. Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears. The principal risks of investing in the Fund include:

•  American Depositary Receipts Risk — The stocks of most foreign companies that trade in the U.S. markets are traded as American Depositary Receipts (ADRs). U.S. depositary banks issue these stocks. Each ADR represents one or more shares of foreign stock or a fraction of a share. The price of an ADR corresponds to the price of the foreign stock in its home market, adjusted to the ratio of the ADRs to foreign company shares. Therefore while purchasing a security on a U.S. exchange, the risks inherently associated with foreign investing still apply to ADRs.

•  Call Risk — A fixed-income security may be redeemed before maturity ("called") below its current market price, and a call may lead to the reinvestment of proceeds at a lower interest rate, or with higher credit risk or other less favorable characteristics.

Calamos Merger Arbitrage Fund

•  Convertible Hedging Risk — If the market price of the underlying common stock increases above the conversion price on a convertible security, the price of the convertible security will increase. The Fund's increased liability on any outstanding short position would, in whole or in part, reduce this gain.

•  Convertible Securities Risk — The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.

•  Covered Call Writing Risk — As the writer of a covered call option on a security, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

•  Currency Risk — To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could negatively impact investment gains or add to investment losses. Although the Fund may attempt to hedge against currency risk, the hedging instruments may not always perform as the Fund expects and could produce losses. Suitable hedging instruments may not be available for currencies of emerging market countries. The Fund's investment adviser may determine not to hedge currency risks, even if suitable instruments appear to be available.

•  Debt Securities Risk — Debt securities are subject to various risks, including interest rate risk, credit risk and default risk.

•  Interest Rate Risk — The value of debt securities generally decreases in periods when interest rates are rising. In addition, interest rate changes typically have a greater effect on prices of longer-term debt securities than shorter term debt securities. Changes in interest rates by the Federal Reserve Board, and other events affecting fixed-income markets, may subject a Fund to heightened interest rate risk as a result of a rise in interest rates.

•  Credit Risk — A debt security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities. Changes in actual or perceived creditworthiness may occur quickly. If the Fund holds securities that have been downgraded, or that default on payment, the Fund's performance could be negatively affected.

•  Default Risk — A company that issues a debt security may be unable to fulfill its obligation to repay principal and interest. The lower a bond is rated, the greater its default risk. To the extent the Fund holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.

•  Limited Voting Risk — Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

•  Derivatives Risk — Derivatives are instruments, such as futures and forward foreign currency contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. In addition, derivative instruments are subject to counterparty risk, meaning that the party with whom the Fund enters into a derivative transaction may experience a significant credit event and/or may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

•  Emerging Markets Risk — Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

•  Equity Securities Risk — The securities markets are volatile, and the market prices of the Fund's securities may decline generally. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

•  Focused Investing Risk — To the extent that the Fund invests a substantial portion of its assets in securities related to a particular industry, sector, market segment, or geographic area, its investments will be sensitive to developments in that industry, sector, market segment, or geographic area. The Fund is subject to the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographic area in which the Fund focuses its investments could have a significant impact on its investment performance and could ultimately cause the Fund to underperform, or its net asset value to be more volatile than, other funds that invest more broadly.

•  Foreign Securities Risk — Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity than in U.S. markets.

Calamos Merger Arbitrage Fund

•  Hedging Transaction Risk — The success of the Fund's hedging strategies will be subject to Calamos Advisors' ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategies and the performance of the investments in the Fund's portfolio being hedged. Hedging transactions involve the risk of imperfect correlation. Imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

•  High Yield Risk — High yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments.

•  Lack of Correlation Risk; Hedging Risk — There can be no assurance that the Fund's hedges will be effective. Any decrease in negative correlation or increase in positive correlation between the positions Calamos Advisors anticipated would be offsetting (such as short and long positions in securities or currencies held by the Fund) could result in significant losses for the Fund.

•  Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

•  Merger and Other Arbitrage Transactions Risk — In the case of an investment in a potential acquisition target, if the proposed merger, exchange offer or cash tender offer appears likely not to be consummated, in fact is not consummated, or is delayed, the market price of the security to be tendered or exchanged will usually decline sharply, resulting in a loss to the Fund. Every merger transaction is subject to unique risks. The risks of investing in securities related to a merger or acquisition transaction include the risk that the transaction is renegotiated, the risk that the transaction takes longer to complete than originally planned, and the risk that the transaction is never completed. These risks may occur for a variety of reasons, such as the inability to finance the transaction, lack of regulatory approval from the applicable state, federal or international regulatory agencies, or the failure of shareholders of the party companies to approve the transaction. These risks could cause the Fund to incur a loss.

•  MLP Risk — Investments in securities of Master Limited Partnerships ("MLPs") involve risk that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to the potential conflicts of interest between the MLP and the MLP's general partners, cash flow risks, dilution risks and risks related to the general partners right to require unit holders to sell their common units at an undesirable time or price.

•  MLP Tax Risk — MLPs generally do not pay federal income tax at the partnership level. Rather, each partner is allocated a share of the partnerships' income, gains, losses, deductions and credits. A change in current tax law, or a change in the underlying business of an MLP, could result in an MLP being treated as a corporation, instead of a partnership, for federal income tax purposes, which would result in such MLP being required to pay income tax on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP, potentially reducing the value of the Fund's investment and consequently your investment in the Fund.

•  MLP Liquidity Risk — Although common units of MLPs trade on the NYSE, the NASDAQ and Amex, certain MLP securities trade less frequently than those of larger companies due to their smaller capitalization. As a result, the price of such MLPs may display abrupt and erratic movements at times. Additionally it may be more difficult for the Fund to buy and sell significant amounts of such securities without unfavorable impact on prevailing market process. As a result, these securities may be difficult to dispose of at a fair price when the Adviser desires to do so. This may adversely affect the Fund's ability to take advantage of other market opportunities or make dividend distributions.

•  Equity Securities of MLPs Risk — MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

•  Non-diversified Fund Risk — As a non-diversified fund, the Fund may invest a greater percentage of its assets in a smaller number of investments than a diversified fund. Therefore, the Fund may be subject to increased risk as a result of changes in the financial condition or the market's assessment of such investments.

•  Options Risk — The Fund's ability to close out its position as a purchaser or seller of an over-the-counter or exchange- listed put or call option is dependent, in part, upon the liquidity of the options market. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. The Fund's ability to utilize options successfully will depend on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured.

Calamos Merger Arbitrage Fund

•  Other Investment Companies (including ETFs) Risk — The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and the policies are permissible under the 1940 Act. Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. Additionally, if the investment company or ETF fails to achieve its investment objective, the value of the Fund's investment will decline, adversely affecting the Fund's performance. In addition, closed end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, the Fund may engage in short sales of the securities of other investment companies. When the Fund shorts securities of another investment company, it borrows shares of that investment company which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.

•  Portfolio Selection Risk — The value of your investment may decrease if the investment adviser's judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

•  Portfolio Turnover Risk — The portfolio managers may actively and frequently trade securities or other instruments in the Fund's portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

•  REITs Risk — Investments in the real estate industry, including real estate investment trusts (REITs), are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or mortgage loans held by the REIT. REITs are also subject to default and prepayment risk. Many REITs are highly leveraged, increasing their risk. A Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

•  Rule 144A Securities Risk — The Fund may invest in securities that are issued and sold through transactions under Rule 144A of the Securities Act of 1933. Under the supervision of its board of trustees, the Fund will determine whether Rule 144A Securities are illiquid. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percentage of the Fund's assets invested in illiquid securities would increase. Typically, the Fund purchases Rule 144A Securities only if the Fund's adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult

•  Sector Risk — To the extent the Fund invests a significant portion of its assets in a particular sector, a greater portion of the Fund's performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market and it is possible that the Fund may underperform the broader market, or experience greater volatility.

•  Short Sale Risk — As part of its actively managed merger arbitrage strategy, the Fund will establish short positions in the securities of companies that are involved in announced mergers, acquisitions and other buy-out transactions. The Fund may incur a loss (without limit) as a result of a short sale if the market value of the borrowed security (i.e., the Fund's short position) increases between the date of the short sale and the date the Fund replaces the security. The Fund may be unable to repurchase the borrowed security at a particular time or at an acceptable price.

•  Small and Mid-Sized Company Risk — Small and mid-sized company stocks have historically been subject to greater investment risk than large company stocks. The prices of small and mid-sized company stocks tend to be more volatile than prices of large company stocks. Small and mid-sized companies may have no or relatively short operating histories, or be newly formed public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

•  Special Purpose Acquisition Companies Risk — The Fund may invest in special purpose acquisition companies or similar special purpose entities (collectively, "SPACs"). Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. A SPAC will not generate any revenues until, at the earliest, after the consummation of a transaction. An attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders, and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher return. While a SPAC is seeking a transaction target, its stock may be thinly traded and/or illiquid. The proceeds of a SPAC IPO that are placed in trust are subject to risks, including the risk of insolvency of the custodian of the funds, fraud by the trustee, interest rate risk and credit and liquidity risk relating to the securities and money market funds in which the proceeds are invested. The private rights or other interests issued by a SPAC

Calamos Merger Arbitrage Fund

that the Fund may obtain generally have more limited liquidity than SPAC shares issued in an IPO and may be subject to forfeiture or expire worthless.

•  Special Situations or Event-Driven Risk — The Fund may seek to benefit from special situations or events, such as mergers, acquisitions, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers, or other events expected to affect a particular issuer. Investing in such special situations or events carries the risk that certain of such situations or events may not happen as anticipated, may involve a longer time frame than originally contemplated, or the market may react differently than expected to such situations or events. The securities of companies involved in special situations or events may be more volatile than other securities, may at times be illiquid, or may be difficult to value. Certain special situations or events carry the additional risks inherent in difficult corporate transitions and the securities of such companies may be more likely to lose value than the securities of more stable companies.

•  Synthetic Convertible Instruments Risk — The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

•  Tax Risk — The federal income tax treatment of convertible securities or other securities in which the Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult to comply with the tax requirements applicable to regulated investment companies if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. Any such failure to comply with the rules applicable to regulated investment companies could cause the Fund to fail to qualify as such.

•  Total Return Swap Risk — A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a fund's portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap. The primary risks associated with total return swaps are credit risk (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

•  U.S. Government Security Risk — Some securities issued by U.S. Government agencies or government-sponsored enterprises are not backed by the full faith and credit of the U.S. and may only be supported by the right of the agency or enterprise to borrow from the U.S. Treasury. There can be no assurance that the U.S. Government will always provide financial support to those agencies or enterprises.

•  Warrants Risk — The Fund may invest in warrants. A warrant is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at time of issuance) during a specified period of time. A warrant may have a life ranging from less than a year to 20 years or longer, but a warrant becomes worthless unless it is exercised or sold before expiration. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire worthless. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

Fund Performance

The Fund has not yet had a full calendar year of operations, and therefore performance information is not yet available. Performance information will be available at no cost by visiting www.calamos.com or by calling 800.582.6959.

Investment Adviser

Calamos Advisors LLC

PORTFOLIO MANAGER/FUND TITLE (IF APPLICABLE)	PORTFOLIO MANAGER EXPERIENCE IN THE FUND	PRIMARY TITLE WITH INVESTMENT ADVISER
Jason Hill	since September 2023	SVP, Sr. Co-Portfolio Manager
David O'Donohue	since September 2023	SVP, Sr. Co-Portfolio Manager
Eli Pars	since September 2023	SVP, Sr. Co-Portfolio Manager
Jimmy Young	since September 2023	SVP, Co-Portfolio Manager
Anthony Vecchiolla	since September 2023	VP, Co-Portfolio Manager

Calamos Merger Arbitrage Fund

Buying and Redeeming Fund Shares

Minimum Initial Investment

Classes A and C: $2,500/$500 for IRA
Class I: $1,000,000

Minimum Additional Investment

Classes A and C: $50
Class I: None

To Place Orders

Please contact your broker, benefit plan record-keeper, or other intermediary, or to place your order directly, contact the Fund's transfer agent, U.S. Bank Global Fund Services, toll-free at the number noted below for further instructions:
U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201
Phone: 800.582.6959

Transaction Policies

The Funds' shares are redeemable. In general, investors may purchase, redeem, or exchange Fund shares on any day the New York Stock Exchange is open by written request (to the address noted above), by wire transfer, by telephone (at the number noted above), or through a financial intermediary, depending on how the shares are held. Orders to buy and redeem shares are processed at the next net asset value (share price or "NAV") to be calculated only on days when the New York Stock Exchange is open for regular trading, except as otherwise provided herein (see the "Transaction Information — Share Price" section in the prospectus for more information).

Class I may not be available for purchase directly from the Funds. Please contact us at 800.582.6959 to inquire further about such availability.

Tax Information

The Funds' distributions will generally be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Any distributions from a retirement account or 401(k) plan may be taxed as ordinary income when withdrawn from such account or plan. Special tax rules apply to investments held through defined contribution plans and other tax-qualified plans.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

You can find the Fund's statutory prospectus and statement of additional information online at https://www.calamos.com/resources/.

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959
www.calamos.com
811-05443